STEINROE VARIABLE INVESTMENT TRUST

             SUPPLEMENT DATED OCTOBER 7, 1998

                            TO

               PROSPECTUS DATED MAY 1, 1998

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     This supplement pertains to the Special Venture Fund,
Variable Series.

     Effective October 7, 1998, the portfolio managers for Stein Roe Special Venture Fund, Variable Series are William M. Garrison and Steven M. Salopek. Mr. Garrison is a vice president of the Adviser, which he joined in 1989. He has been an associate portfolio manager of the Stein Roe Balanced Fund since 1995 and has been an equity research analyst with the Adviser since 1993. Mr. Salopek is also a vice president of the Adviser, which he joined in 1996 as an analyst. Prior to joining the Adviser, Mr. Salopek was an analyst with Banc One Investment Advisors from 1990 to 1996.

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